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                                                                    EXHIBIT 10.5


                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease") is made and entered into as of August 11, 1998, by Petrie Development Corp., a Minnesota corporation ("Landlord" and CWC Incorporated, a Minnesota corporation ("Tenant").

                                    RECITALS:

     A.   Landlord is the owner of the Project.

     B. Tenant desires to lease from Landlord and Landlord desires to lease to Tenant the Premises subject to and in accordance, with the terms and conditions set forth herein.

                                   AGREEMENTS:

     NOW, THEREFORE, for good, fair and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows as of the Commencement Date:

                                   ARTICLE 1.
                                   DEFINITIONS

     Defined terms utilized in this Lease are set forth on SCHEDULE "1" attached hereto. As used herein, such terms shall have such meanings to be equally applicable to both the singular and plural forms of the terms defined.


                                   ARTICLE 2.
                     DEMISE; COMMON AREAS; TERM; LEASE YEAR

     2.1 DEMISE. Subject to the terms and conditions of this Lease, Landlord leases to Tenant and Tenant hereby leases from Landlord, the Premises. Landlord reserves unto itself the right to grant easements across, under or through the Land, which do not materially interfere with Tenant's access to or use of the Premises. Landlord also reserves unto itself the use of the exterior walls and the roof and, subject to the provisions of Section 13.19 hereof, the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and appurtenant fixtures existing in or leading through or under the Premises.

     2.2 USE OF COMMON AREAS. Use by Tenant of the Premises shall include the nonexclusive use, in common with others, of the Common Areas, and such use shall be subject to the provisions of this Lease.

     2.3 CONTROL OF COMMON AREAS. The Common Areas shall be subject to the exclusive control and management of Landlord. Landlord shall have the right to establish,

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modify and enforce the Rules. Landlord shall have the right to alter the Common
Areas and to construct additions to or additional buildings in the Project resulting in a diminution of Common Areas. Landlord shall have the right to construct and operate lighting and signs on all the Common Areas and improvements, to police the same, to change the area and location of parking areas and other common facilities, to restrict parking by Tenant, its agents and employees, to close temporarily or permanently the parking areas or facilities, and to perform other acts in and to the areas and improvements as Landlord may deem advisable in its sole discretion, provided such actions do not materially interfere with Tenant's access to or use of the Premises.

     2.4 LEASE TERM. The initial term of this Lease shall be for the Lease Term, unless terminated sooner pursuant to any of the provisions hereof. The Lease Term and Tenant's obligation to pay Rent shall commence on the Commencement Date.

     2.5 LEASE YEAR. The first Lease Year shall begin on the Commencement Date and shall end on December 31, 1998. The second Lease Year shall begin on January 1, 1999, and each Lease Year thereafter during the Lease Term shall consist of a full calendar year, provided that if the Lease Term expires on a date other than December 31, the period of time from January 1 of that calendar year until such expiration date shall be construed as a Lease Year.

                                   ARTICLE 3.
                             RENT AND OTHER CHARGES

     3.1 BASE RENT. Tenant shall pay in advance as base rent (the "Base Rent") the monthly amounts set forth in EXHIBIT "B" attached hereto commencing on the Commencement Date and continuing thereafter on the first day of each subsequent calendar month. Base Rent for any period during the Lease Term which is less than one (1) month shall be a pro-rata portion of the applicable monthly installment.

     3.2  PAYMENT OF IMPOSITIONS.

               (a) Tenant shall deposit with Landlord monthly (as a deposit and not a payment) commencing on the Commencement Date and continuing thereafter on the first day of each subsequent calendar month an amount equal to Tenant's Share of one-twelfth of the annual Impositions estimated by Landlord and communicated by Landlord to Tenant in writing so that Landlord shall have sufficient funds to pay the Impositions on the first day of the month preceding the month in which they become due. To the extent within Tenant's control, Tenant further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Landlord. Provided Tenant has deposited sufficient funds with Landlord pursuant to this Section 3.2(a), Landlord shall pay, when due, such Impositions as may be due out of the funds so deposited with Landlord. If at any time and for any reason the funds deposited with Landlord are or will be insufficient to pay such Impositions as may then or subsequently be due, Landlord

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          shall notify Tenant and Tenant shall deposit an amount equal to such deficiency with Landlord within seven (7) days after such notice. Notwithstanding the foregoing, nothing contained herein shall cause Landlord to be obligated to pay any amounts in excess of the amount of funds deposited with Landlord pursuant to this Section 3.2(a). If amounts collected by Landlord under this Section 3.2(a) exceed amounts necessary in order to pay Impositions, Landlord shall retain such excess payments and Tenant shall receive a credit for such excess amount toward the next payments due for such Impositions, unless within 30 days following any Lease Year Tenant notifies Landlord to reimburse Tenant for the amount of such excess, in which event Landlord, following receipt of such notice, shall promptly reimburse such excess to Tenant. Should Tenant fail to deposit with Landlord sums sufficient to pay such Impositions in full at least ten (10) days before delinquency thereof Landlord may, at Landlord's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be treated as Additional Rent. Upon expiration of the Lease Term or earlier termination of this Lease in accordance with Section 13.28 hereof, the sums held by Landlord under this Section 3.2(a) shall be allocated between Landlord and Tenant as of such expiration date based upon the periods with respect to which such sums are due and payable, and Landlord shall be entitled to retain such portion as represents amounts due and payable up through such expiration date, and the balance shall be returned to Tenant. In the event this Lease is terminated due to an Event of Default, all sums held by Landlord under this Section 3.2(a) shall be retained by Landlord.

               (b) Subject to the following conditions, Tenant shall have the right, at Tenant's sole cost and expense, to contest or object in good faith to any Imposition, but such right shall not be deemed or construed in any way as relieving, modifying or extending Tenant's covenant to pay any such Imposition at the time and in the manner provided in this Section 3.2: (i) Tenant has given prior written notice to Landlord of Tenant's intent so to contest or object to an Imposition; (ii) Tenant shall demonstrate to Landlord's satisfaction that the legal proceedings shall operate conclusively to prevent the sale of the Project, or any part thereof; (iii) if Tenant has not deposited with Landlord all amounts required to be deposited under
          Section 3.2(a) hereof, Tenant shall furnish evidence reasonably satisfactory to Landlord of Tenant's ability to pay such Impositions which are being contested plus any interest and penalty which may be imposed thereon and which could become a lien against the Project or any part thereof; (iv) no Default or Event of Default has occurred;
          (v) Tenant covenants and agrees that any increase in Impositions resulting from such contest or objection shall be paid by Tenant upon demand; and (vi) the Premises comprise 100% of the Improvements.

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               (c) Subject to any Legal Requirement, Landlord shall use all reasonable efforts to obtain the benefit of any statute or ordinance permitting any real property assessment for public betterments or improvements to be paid over the maximum period of time allowed by the relevant taxing authority.

     3.3  UTILITIES; OPERATING EXPENSES.

               (a) Tenant shall pay or cause to be paid when due, all charges, fees, assessments and related costs for public utility services (including, without limitation, gas, water, sewer, electricity, light, power, telephone, cable and other communication services and refuse and garbage collection) used, rendered or supplied in connection with the Premises throughout the Lease Term.

               (b) Tenant shall deposit with Landlord monthly (as a deposit and not as a payment) an amount equal to Tenant's Share of one-twelfth of the annual Operating Expenses estimated by Landlord and communicated by Landlord to Tenant in writing so that Landlord will have sufficient funds to pay Operating Expenses on the first day of the month preceding the month in which they become due. Provided Tenant has deposited sufficient funds with Landlord pursuant to this Section 3.3(b), Landlord shall pay, when due, Tenant's Share of such Operating Expenses as may be due out of the funds so deposited with Landlord. If at any time and for any reason the funds deposited with Landlord are or will be insufficient to pay such amounts as may then or subsequently be due, Landlord shall notify Tenant and Tenant shall within seven (7) days after such notice deposit an amount equal to such deficiency with Landlord. Notwithstanding the foregoing, nothing contained herein shall cause Landlord to be obligated to pay any amounts in excess of the amount of funds deposited with Landlord pursuant to this Section 3.3(b). If amounts collected by Landlord under this Section 3.3(b) exceed amounts necessary in order to pay Operating Expenses, Landlord shall retain such excess payments and Tenant shall receive a credit for such excess amount toward the next payments due for such Operating Expenses, unless within 30 days following any Lease Year Tenant notifies Landlord to reimburse Tenant for the amount of such excess, in which event Landlord, following receipt of such notice, shall promptly reimburse such excess to Tenant. Should Tenant fail to deposit with Landlord sums sufficient to pay such Operating Expenses in full at least ten (10) days before delinquency thereof Landlord may, at Landlord's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances if any, shall be treated as Additional Rent. Upon expiration of the Lease Term or earlier termination of this Lease in accordance with Section 13.28 hereof, the sums held by Landlord under this Section 3.3(b) shall be allocated between Landlord and Tenant as of such date based upon the


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          periods with respect to which such sums are incurred, and Landlord shall be entitled to retain such portion as represents amounts incurred through such date, and the balance shall be returned to Tenant. In the event this Lease is terminated due to an Event of Default, all sums held by Landlord under this Section 3.3(b) shall be retained by Landlord.

               (c) Within one hundred twenty (120) days after the end of each Lease Year, Landlord shall provide Tenant with a detailed statement of the actual Operating Expenses for the preceding Lease Year, and if Tenant has overpaid or underpaid its share of the actual Operating Expenses for the preceding Lease Year, Tenant or Landlord shall pay the other, as appropriate, the amount of such overpayment or underpayment, as the case may be, within thirty (30) days after the statement of actual Operating Expenses is delivered.

               (d) After Landlord has provided Tenant with a statement of the actual Operating Expenses for any calendar year, Tenant, at its expense, shall have the right for a period of 180 days after receipt of such statement, to audit Landlord's books and records relating to the actual Operating Expenses for the period covered by such statement. If Tenant fails to exercise its audit rights within said 180 day period, Landlord's statement of actual Operating Expenses shall be deemed binding on Tenant. Any such audit shall be concluded by Tenant within 60 days following the commencement thereof. If any audit shall prove that Tenant has overpaid its share of Operating Expenses, the amount of such overpayment shall be promptly refunded to Tenant. Tenant shall bear the costs of any audit conducted for or by it. Tenant may not request such an audit more than once for any Lease Year. If such audit determines that Landlord has overstated Operating Expenses by more than 3%, Landlord agrees to pay the costs of Tenant's audit.

     3.4 SALES TAXES. Tenant shall also pay directly or reimburse to Landlord, upon demand, for the full amount of any and all taxes, assessments, fees and other governmental charges, general and special, ordinary or extraordinary, of every kind and nature whatsoever (other than Landlord's income taxes), levied, assessed, imposed or otherwise payable with respect to Base Rent or Additional Rent. The provisions of this Section shall survive the expiration of the Lease Term or the earlier termination hereof.

     3.5 PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency, any and all taxes levied or assessed during the Lease Term upon Tenant's personal property. In the event any or all of the personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord such taxes within thirty (30) days after written notice from Landlord setting forth the amount of such taxes applicable to personal property together with a copy of the tax bill and other evidence documenting that such tax is properly payable by Tenant.

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     3.6 LOCATION OF PAYMENTS. Tenant shall for the entire Lease Term pay Rent to Landlord as herein provided at the address for Landlord set forth in Section
13.8 hereof or at such other place as Landlord may from time to time in writing designate.

     3.7 NO SETOFF. All amounts due by Tenant to Landlord hereunder, including Base Rent and Additional Rent, shall be paid without any setoff, counterclaim or deduction whatsoever or any prior demand. The covenant to pay Rent, whether Base Rent or Additional Rent, is hereby declared to be an independent covenant on the part of Tenant to be kept and performed and no act or circumstance whatsoever shall release, relieve or otherwise excuse Tenant of the obligation to pay Rent.

                                   ARTICLE 4.
                            ALTERATIONS AND ADDITIONS

     4.1  ALTERATIONS.

               (a) Tenant will not make or allow to be made any alterations, additions or deletions in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld by Landlord, except as set forth in Section 4.1(b) hereof. Such alterations, physical additions, or improvements shall become part of the Premises and the property of the Landlord.

               (b) Tenant may, at its sole cost and expense, make alterations or additions to the Premises without Landlord's prior consent, provided
          (i) such alterations or additions do not affect the structural integrity of the Improvements comprising the Premises, adversely affect any of the mechanical or electrical systems of the Improvements comprising the Premises, or alter in any way the intended or current use of the Premises; (ii) the cost of any such alteration or addition does not exceed $50,000 in any one instance or $100,000 in any single Lease Year; (iii) such alterations or additions are performed by duly licensed and qualified contractors in accordance with all Legal Requirements and in a good and workmanlike manner; (iv) such alterations or additions are completed prior to the expiration of the Lease Term; (v) such alterations or improvements do not reduce the value of the Project or the Premises; (vi) such alterations and improvements are made pursuant to plans and specifications delivered to Landlord in advance; (vii) no Default or Event of Default has occurred and is continuing, and (viii) no such alteration or addition is made or commenced within the last twelve (12) months of the Lease Term.

     4.2 CONSTRUCTION LIENS. Tenant shall pay when due, and indemnify, protect, defend and hold Landlord harmless from, all claims for labor or materials furnished or alleged to have been furnished to Tenant for use in the Premises, which claims are or may be secured by any lien against the Premises or any interest therein in accordance with applicable law. Tenant shall not permit any liens to be filed against the Premises or any


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interest therein and shall immediately obtain a release from any lien so filed or remove the same by bond in form and content satisfactory to Landlord. Nothing in the Lease shall be construed in any way as constituting the consent or request of Landlord to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any alteration, addition, improvement or repair to the Premises, nor as giving Tenant any right, power or authority to contract for or permit the rendering of services or the furnishing of materials that would give rise to the filing of a lien against the Premises.

     4.3 REMOVAL OF IMPROVEMENTS. All alterations, additions and other improvements by Tenant shall become the property of Landlord and shall not be removed from the Premises, unless request is made by Landlord to Tenant to remove those alterations, additions and other improvements which were made without Landlord's approval where such approval was required under this Lease. All moveable trade fixtures, furniture, furnishings and signs installed in the Premises by Tenant and paid for by Tenant, shall remain the property of Tenant and may be removed upon the expiration of the term of this Lease; provided that any of such items as are affixed to the Premises and require severance may be removed only if Tenant repairs any damage caused by such removal and that Tenant shall otherwise comply with all of the terms, conditions and covenants to be performed by Tenant under this Lease with respect to such removal. If Tenant fails to remove such items from the Premises by the expiration of the Lease Term or earlier termination of this Lease, all such trade fixtures, furniture, furnishings and signs shall become the property of Landlord, unless Landlord elects to require their removal, in which case Tenant shall, at its sole cost and expense, promptly remove the same and restore the Premises to its condition on the date of this Lease. The covenants contained in this Section shall survive the expiration of the Lease Term or earlier termination hereof.

     4.4 SIGNS. Tenant covenants and agrees that it shall not, without the prior written consent of Landlord, paint, erect or install any signs, lettering or placards or make any additions, alterations or changes to the exterior of the Premises. Landlord hereby consents to all signs identifying Tenant and currently located on the Premises. Upon expiration of the Lease Term, the earlier termination of the Lease, a Put Date or a Recapture Date, Tenant shall at the request of Landlord remove such signs and shall promptly restore the surfaces to which the signs were affixed to their former condition, except with regard to the Put Premises or Recapture Premises, and any awnings on the Building. The obligation set forth in the preceding sentence shall survive the expiration of the Lease Term or the earlier termination hereof.

                                   ARTICLE 5.
                             REPAIRS AND MAINTENANCE

     5.1 LANDLORD'S OBLIGATIONS. From and after the earlier to occur of a Put Date or a Recapture Date, Landlord shall:

               (a) maintain, repair and replace as needed all heating, ventilating, air conditioning, mechanical, electrical and plumbing systems, facilities and equipment which are located in or serve the Premises;

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               (b) replace Project standard fluorescent electric lamps and ballasts used in the Premises;

               (c) furnish Tenant: (i) hot and cold water, at those points of supply provided for general use of tenants; (ii) heat and refrigerated air conditioning in season at such times as Landlord normally furnishes these services to all tenants of the Project, and at such temperatures and in such amounts as are in accordance with any applicable statutes, rules or regulations and are considered to be standard, including the standard for computer rooms, such service at other times and on Saturdays, Sundays, and holidays ("Additional Service") to be made available from Landlord (Landlord hereby reserves the right to charge Tenant for any such Additional Service requested by Tenant at Landlord's cost). If any repairs are needed to the heating, air conditioning and ventilation system servicing Tenant's system network room, Landlord hereby agrees that Tenant may contact Landlord's service provider directly for such service and Landlord shall pay the cost thereof; (iii) janitor service to the Premises on weekdays other than holidays; and (iv) such window washing as may from time to time in the Landlord's judgment be reasonably required;

               (d) operate, maintain, repair and replace the Common Areas in a clean, safe and sanitary condition and state of repair in accordance with all Legal Requirements; and

               (e) keep the parking lot, driveways and sidewalks within the Common Areas free from snow, ice and debris.

     Failure to any extent to furnish, or any stoppage or interruption of these defined services, shall not render Landlord liable in any respect for damages to any person, property, or business, nor be construed as an eviction of Tenant or work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof unless caused by the negligent or intentional acts or omission of Landlord. Should any equipment or machinery furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same promptly upon receipt of notice of the same, but Tenant shall have no claim for an abatement of Rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom unless caused by the negligent or intentional acts or omissions of Landlord. Whenever heat generating machines or equipment are used by Tenant in the Premises which disproportionately affect the temperature otherwise maintained by the air conditioning equipment, Landlord reserves the right to install supplementary air conditioning units in the Premises (or for the use of the Premises) and the reasonable expense of such purchase, installation, maintenance, operation and repair shall be paid by Tenant upon 15 days prior notice as Additional Rent

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     5.2 TENANT'S OBLIGATIONS. Except to the extent Landlord is specifically responsible therefor under Section 5.1 hereof, Tenant is solely responsible for causing the Premises to be kept in a clean, safe, sanitary and first class condition and state of repair in accordance with all Legal Requirements required as a result solely of Tenant's specific use. As used in this Section, the term "repairs" shall include replacements and other improvements as are necessary to maintain the Premises as is required under this Lease. If Landlord is required to make repairs by reason of Tenant's acts or omissions or those of Tenant's employees, agents, invitees, licensees or contractors, Landlord shall have the right, but shall not be obligated, to make such repairs or replacements on behalf of and for the account of Tenant. In such event, such work shall be paid for in full by Tenant as Additional Rent. Notwithstanding any provision in this Lease to the contrary, throughout the term of this Lease, Landlord shall be responsible for any and all necessary major repairs (major is defined as cost of $10,000.00 or more in the aggregate for one project or series of projects) or replacements of the roof, or any other components or systems of the Project and/or parking lot, driveways and landscaping, including but not limited to repaving of the parking lot, replacement of HVAC systems or roof. To the extent allowed under Section 3.3 hereof, Landlord may charge Tenant a portion of such costs, as amortized over the useful life of the improvement or replacement as Operating Expenses, but only to the extent allowed under Section 3.3 hereof. Notwithstanding any provision in this Lease to the contrary, throughout the term of this Lease, all repairs, replacements and improvements to the structural components of the Project and all improvements to the Project shall be made by Landlord, at Landlord's sole cost and expense and not be charged to Tenant.

     5.3 SURRENDER. On the last day of the Lease Term, or on any sooner termination of this Lease, Tenant shall surrender the Premises in the same condition as the Premises existed on the Commencement Date, ordinary wear and tear and damage by an Insured Casualty excepted, with such additions, replacements, betterments, alterations and improvements thereto as permitted or required hereunder, broom clean, and shall surrender all keys and access cards, to Landlord in the condition required to be maintained by Tenant under this Lease. The covenants contained in this Section shall survive the expiration of the Lease Term or earlier termination hereof.

     5.4 RIGHT OF ENTRY. Landlord and its authorized representatives shall have the right to enter the Premises (a) upon at least 48 hours prior written notice to Tenant at all reasonable times to inspect the Project or to show the Premises to prospective lenders, purchasers or tenants, provided any such entry is done in a manner such as to avoid interference with the operation of the Premises, and, (b) in the event of the existence of an Event of Default hereunder, to conduct testing and to make repairs, alterations, improvements or additions as Landlord may reasonably deem necessary, including those to be performed by Tenant, without the same constituting an eviction of Tenant in whole or in part, and Rent shall not abate as a result of such entry. Nothing herein shall imply any duty upon the part of Landlord to conduct any test or do any work which the Tenant may be required to perform under this Lease, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform it. If Tenant is not present to permit entry into the Premises, Landlord may, in case of emergency, enter by master key.

Landlord may place upon the Premises "For Rent" signs and notices, specifying the portion of the Building that is for rent.

                                   ARTICLE 6.
                              HAZARDOUS SUBSTANCES

     6.1 NO HAZARDOUS SUBSTANCES. Tenant shall not bring into or permit the existence of any Hazardous Substance on the Premises other than as permitted by applicable Environmental Regulations. If Tenant discovers the presence of any Hazardous Substance on or in the Premises which is in violation of any Environmental Regulation, Tenant shall promptly give Landlord notice thereof. If during Tenant's occupancy or at any time throughout the Lease Term the existence of a Hazardous Substance in violation of any Environmental Regulation exists within the Premises or, as a result of any action or inaction by Tenant, within the Project, (a) Tenant shall remove such Hazardous Substance and dispose of it as required by any and all applicable Environmental Regulations, or (b) Landlord, if it is advised to remove such Hazardous Substance itself to protect or minimize against any liability to Landlord as a result of the presence of any Hazardous Substance by no less than five (5) days' notice to Tenant, may elect to remove any Hazardous Substance and dispose of it as required by any Environmental Regulation, in which case Tenant shall pay the entire cost of such disposal within ten (10) days after receipt of a statement for such cost by Landlord, such amount to be treated as Additional Rent. If any Governmental Authority shall require any remedial action or other response with respect to the Project as the result of any Hazardous Substance brought into or permitted by Tenant on or in the Project, Tenant shall notify Landlord of such action or response and shall, with the prior written approval of Landlord, be responsible for satisfying the requirements of the applicable Governmental Authority.

     6.2 TENANT INDEMNITY. Tenant shall indemnify, defend (with counsel satisfactory to Landlord), protect and hold Landlord and its members, managers, officers, employees and agents harmless from and against any and all claims, causes of action, damages, penalties, costs and expenses (including attorneys' fees, consultant fees and related expenses) which may be asserted against or incurred by Landlord and its members, managers, officers, employees and agents, or any of them, resulting from the failure by Tenant to fulfill its obligations under Section 6.1 hereof or resulting from the presence of Hazardous Substances within the Premises or, as a result of any action or inaction by Tenant, within the Project. Tenant's duty to indemnify, defend, protect and hold harmless includes, but is not limited to, proceedings or actions commenced by any Governmental Authority.

     6.3 SURVIVAL. The foregoing covenants and indemnifications shall be deemed continuing covenants and indemnifications for the benefit of Landlord and its successors and assigns and shall survive the expiration of the Lease Term or earlier termination of this Lease.

                                   ARTICLE 7.
                               COVENANTS OF TENANT

     7.1 USE OF PREMISES. Tenant covenants and agrees that from and after the Commencement Date, it shall use and occupy the Premises solely for the purpose of the Permitted Use and for no other purpose.

     7.2  CONTINUING COVENANTS. Tenant covenants and agrees with Landlord to:

               (a) maintain the Premises in a good condition and state of repair;

               (b) promptly make all of repairs, renewals, replacements and additions, to the Premises which may be necessary, required under any Legal Requirement or otherwise required under the terms of this Lease;

               (c) not commit or suffer waste with respect to the Premises;

               (d) not remove, demolish or in any respect alter any of the Improvements comprising the Premises, provided that Tenant may make alterations in accordance with Section 4.1 hereof;

               (e) subject to any Legal Requirement, not make, install or permit to be made or installed, any alterations or additions to the Premises if doing so will violate the terms and conditions of this Lease unless approved by Landlord in writing;

               (f) not make, suffer or permit any nuisance to exist on the Premises;

               (g) keep the Premises neat and clean at all times and to keep any refuse in proper containers out of sight until the same is removed;

               (h) neither do nor suffer anything to be done or kept in or about the Premises which contravenes Landlord's insurance policies or increases the premiums therefor;

               (i) promptly comply with, or cause to be complied with, and conform to all Legal Requirements with regard to Tenant's specific use solely; and

               (j) from and after the earlier of a Put Date or a Recapture Date, comply with all of the Rules.

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                                   ARTICLE 8.
                            INSURANCE AND INDEMNITIES

     8.1 INSURANCE COVERAGES.

               (a) Landlord shall obtain beginning on the Commencement Date and shall maintain throughout the Lease Term, as an Operating Expense, the following insurance coverages:

                    (i) A policy of commercial general liability insurance (including "Insurance Service Office" (ISO) forms and endorsements or their equivalent) to insure against injury to property, person or loss of life arising out of the ownership, use, occupancy or maintenance of the Project with limits of general liability not less than $10,000,000 for death and/or bodily injury, personal injury, advertising injury and property damage. The policy shall contain supplemental endorsements covering contractual liability as provided in an ISO liability policy under the definition of insured contract.

                    (ii) A policy providing commercial property insurance on the entire Project for the full replacement cost of the Project. An "Agreed Amount Clause" waiving the coinsurance clause must be included, as well as flood and earthquake coverage, to the extent available, at limits equal to the maximum foreseeable loss at the location of the Premises. Coverage must also include an "Ordinances or Law Regulations" insuring agreement governing the construction, use or repair of property. Such coverage must include the expense of tearing down any property, including the cost of removing its debris. Increased cost of construction coverage must also be included.

               (b) Tenant shall obtain, at Tenant's expense, beginning on the Commencement Date and shall maintain through the Lease Term, the following insurance coverages:

                    (i) A policy of commercial general liability insurance (including "Insurance Service Office" (ISO) forms and endorsements or their equivalent) naming Landlord, Tenant and any other party designated by Landlord as an additional insured, to insure against injury to property, person or loss of life arising out of the ownership, use, occupancy or maintenance of the

                         Premises with limits of general liability not less than $ 10,000,000 for death and/or bodily injury, personal injury, advertising injury and property damage. The policy shall contain supplemental endorsements covering contractual liability as provided in an ISO liability policy under the definition of insured contract.

                    (ii) A policy providing commercial property insurance
                         containing the insuring agreement "Cause of Loss-Special Form" or its equivalent, together with such endorsements as may be deemed advisable by Landlord to insure the Improvements comprising the Premises, Tenant's leasehold improvements, merchandise, trade fixtures, furnishings, equipment and personal property. Such policy shall provide coverage in an amount not less than the full replacement cost of the Improvements comprising the Premises. An "Agreed Amount Clause" waiving the coinsurance clause must be included, as well as flood and earthquake coverage, to the extent available, at limits equal to the maximum foreseeable loss at the location of the Premises. Coverage must also include an "Ordinances or Law Regulations" insuring agreement governing the construction, use or repair of property. Such coverage must include the expense of tearing down any property, including the cost of removing its debris. Increased cost of construction coverage must also be included.

                   (iii) A policy of workers' compensation insurance must be
                         provided that insures the benefits required by the State law and includes coverage B Employer's Liability. The Employer's liability limits must be:

                         Bodily Injury By Accident - $1,000,000 Each Accident Bodily Injury By Disease - $1,000,000 Policy Limit Bodily Injury By Disease - $1,000,000 Each Employee

          Landlord does not, by requiring such insurance or by any other act or event, assume or undertake liability for any work-related injuries or death to Tenant or Tenant's employees.

                    (iv) If Tenant commits or permits any activity or the
                         placing or operation of any equipment on or about the Premises creating unusual hazards, Tenant shall promptly upon notice or demand from Landlord, procure and maintain in force, during such activity or operation, insurance sufficient to cover the risks created thereby. Landlord's demand for unusual hazard insurance shall not constitute a waiver of any right Landlord may have to demand the removal or cessation of such activity or operation.

                    (v) A policy of business interruption insurance with an "Extra Expense" insuring agreement naming Landlord and any other party designated by Landlord as an additional insured providing coverage of not less than twelve (12) months of Rent and other business income. Such policy must include an endorsement providing an extended period of indemnity for 180 days.

                    (vi) All other insurance, if any, customarily maintained by businesses of like type, or required by any Legal Requirement to be carried or maintained by Tenant.

     8.2 INSURANCE POLICIES. Insurance required under Section 8.1 shall be written by companies duly qualified to do business in the State and shall be satisfactory in all respects to Landlord and the holder of any mortgage against the Project. The companies providing such insurance shall deliver to Tenant and Landlord copies of such policies or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord, including, specifically, the holder of the first mortgage on the Project as a loss payee. No such policy shall be cancelable or subject to reduction of coverage or modification except after thirty (30) days prior written notice to Landlord and such other persons designated by Landlord. At least ten (10) days prior to the expiration of such policies, Landlord may order such insurance and charge the cost to Tenant as Additional Rent. Tenant shall not do or permit anything to be done which will invalidate the insurance policies furnished pursuant to Section 8.1 or otherwise by Landlord and shall comply with all requirements imposed by such insurers, unless such compliance is expressly waived in writing by Landlord. Landlord may from time to time reasonably require that the policy limits of any or all such insurance be increased to reflect the effects of inflation and changes in normal commercial insurance practices. Landlord agrees that Tenant may carry the above-described insurance in the form of a blanket policy covering the Premises and other properties.

     8.3 EXEMPTION OF LANDLORD FROM LIABILITY. Tenant hereby agrees that Landlord shall not be liable and Tenant hereby waives all claims against Landlord for injury to Tenant's business or any loss of income or other consequential damages or for damage to the inventory, fixtures, furnishings, improvements or other property of Tenant, Tenant's employees, invitees, customers, sublessees, agents, occupants, contractors, or injury to the person of Tenant, Tenant's employees, agents, contractors, occupants, invitees, customers, sublessees, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause whatsoever, whether said damage or injury results from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant unless caused by the negligent or intentional acts or omissions of Landlord. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant of the Project.

     8.4 INDEMNIFICATION. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere unless caused by the negligent or intentional acts or omissions of Landlord, and shall further indemnify, defend, protect and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of the Tenant, or any of Tenant's sublessees, agents, customers, invitees, contractors, occupants, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, and Tenant hereby waives all claims in respect thereof against Landlord unless caused by the negligent or intentional acts or omissions of Landlord. The provisions of this Section shall survive expiration of the Lease Term or the earlier termination hereof

     8.5 MUTUAL WAIVER OF SUBROGATION. Nothing in this Lease shall be construed so as to authorize or permit any insurer of Landlord or Tenant to be subrogated to any right of Landlord or Tenant against the other party arising under this Lease. Landlord and Tenant each hereby release the other to the extent of any loss required to be insured against by either of the parties under the terms of this Lease, whether or not such insurance has actually been secured, to the extent such loss is insurable, whether or not such insurance has actually been secured, even if such incidents shall be brought about by the fault or negligence of either party or persons for whose acts or negligence the other party is responsible. Landlord and Tenant shall, to the extent permitted by their respective insurers, each obtain appropriate waivers of subrogation from their respective insurance carriers giving effect to this Section.

                                   ARTICLE 9.
                              DAMAGE OR DESTRUCTION

     In the event (a) the Improvements are damaged by fire, explosion or other casualty insured under the fire and extended coverage insurance policy required hereunder (an "INSURED CASUALTY") to the extent of fifty percent (50%) or more of the insurable value thereof immediately preceding the casualty, (b) the Improvements are damaged by a casualty or occurrence other than an Insured Casualty, (c) such damage occurs at anytime within the last twelve (12) months of the Lease Term, or (d) the Premises or any portion thereof is damaged by fire, explosion or other casualty and the Premises cannot be repaired, rebuilt or restored to substantially the same condition, under any Legal Requirement or other governmental order or under any other agreement to which the Premises is subject (a "PROHIBITED CASUALTY"), then in such event Landlord may terminate this Lease by giving Tenant written notice of termination within thirty (30) days after the happening of the event causing the damage. In the event the damage is not extensive enough to give rise to Landlord's option to terminate this Lease, a Prohibited Casualty has not occurred, or Landlord does not elect to terminate this Lease, Landlord shall promptly and with all due diligence repair and replace the damage to the Improvements to the condition that existed immediately preceding such fire, explosion or other casualty. Upon completion of such repairs and replacements by Landlord, Tenant shall promptly repair or replace all portions of the Premises not repaired or replaced by Landlord to the condition existing immediately preceding such fire, explosion or other casualty. All work by Tenant shall comply with the requirements and limitations imposed by Landlord. During any period of reconstruction or repair of the Premises, Tenant shall operate its business in the Premises to the extent practicable. Base Rent shall be abated during the period of such repair and restoration to the extent the Premises is not tenantable. If such damage or destruction cannot be repaired or completed within one year after the date such damage or destruction occurred, Tenant shall have the right to terminate this Lease by giving notice to Landlord.

                                  ARTICLE 10.
                                  CONDEMNATION

     10.1 TAKING OF WHOLE. In the event (a) the whole of the Premises shall be taken or condemned for a public or quasi-public use or purpose by a competent authority or sold by Landlord in lieu thereof, (b) such a portion of the Premises shall be taken, condemned or sold in lieu thereof so that the balance cannot be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, or (c) the Premises or any portion thereof shall be taken or condemned for a public or quasi-public use or purpose by a competent authority or sold by Landlord in lieu thereof and Landlord is unable to repair, rebuild or restore the same under the terms of any agreement to which it is a party, or under any Legal Requirement or other governmental order to which Landlord or the Premises is subject (a "PROHIBITED TAKING"), this Lease shall terminate upon delivery of possession to the condemning authority or its assignee, and, subject to the provisions of Section 10.3 hereof, any award, compensation or damage (the "AWARD") shall be paid to and be the sole property of Landlord whether the Award shall be made as compensation for diminution of the value of the leasehold estate or the fee of the Land or otherwise, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all of the Award. Tenant shall have no claim against Landlord by reason of such taking or termination and, subject to the provisions of Section
10.3 hereof, shall not have any claim or right to any portion of the Award to be paid to Landlord. Tenant shall continue to pay Rent and other charges hereunder until the Lease is terminated.

     10.2 PARTIAL TAKING. In the event (a) only a part of the Premises is taken or condemned but the Premises or the part remaining can still be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, or (b) a Prohibited Taking has not occurred, this Lease shall not terminate and Landlord shall repair and restore the remaining Improvements comprising the Premises provided the cost and expense of such repair and restoration does not exceed the amount of the Award. If the cost of such repair and restoration exceeds the amount of the Award, Landlord may terminate this Lease by giving Tenant written notice of termination to Tenant within thirty
(30) days of the delivery of possession to the condemning authority. If Landlord is obligated to repair and restore the remaining Improvements comprising the Premises, as herein provided, there shall be no abatement or reduction in any Rent or other charges payable by Tenant under this Lease because of such taking or condemnation, provided however that all Rent payable or other charges hereunder shall be abated during the period of such repair and restoration to the extent the Premises is not tenantable.

     10.3 TENANT'S AWARD. Subject to the rights of Landlord's lenders, termination of this Lease because of condemnation shall be without prejudice to the rights of either Landlord or Tenant to recover from the condemning authority compensation and damages for the injury and loss sustained by them as a result of the taking, and Tenant shall have the right to make a claim against the condemning authority for the unamortized value of Tenant's leasehold improvements; interruption or dislocation of business in the Premises; loss of good will and for moving and remodeling expenses. Tenant shall not have the right to make a claim for diminution in value of Tenant's leasehold estate. If this Lease is terminated as a result of a condemnation, Tenant shall, subject to the rights of Landlord's lenders, make a separate claim to the condemning authority for the above-mentioned items. If the condemning authority refuses to allocate the award between Landlord's and Tenant's claims for damages and instead grants a single, lump sum award to Landlord, Landlord and Tenant shall use reasonable, good-faith efforts to determine that portion of the award which is attributable to Tenant's leasehold improvements (but only the extent such leasehold improvements were paid for by Tenant).

                                  ARTICLE 11.
                               DEFAULTS; REMEDIES

     11.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant and each such event shall be referred to herein as an "EVENT OF DEFAULT":

               (a) The failure of Tenant to make any payment of Rent or any other payment required to be made by Tenant under this Lease, within ten (10) days after written notice from Landlord, provided that Landlord shall not be required to provide written notice of such non-payment more than twice in any Lease Year.

               (b) The failure by Tenant to observe or perform any of the terms, covenants or conditions of this Lease to be observed or performed by Tenant (other than those described in Sections 11.1(a), (c), (d) or
          (e) hereof) where such failure shall continue for a period of thirty
          (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of such default is such that more than 30 days are required for its cure, then Landlord shall not be in default if Tenant commences performance within said 30 day period and thereafter diligently prosecutes the same to completion within 90 days after such notice.

               (c) (i) The making by Tenant or any entity holding a controlling interest in Tenant of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Tenant or any entity holding a controlling interest in Tenant of a petition to have Tenant or such controlling entity adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or such controlling entity, the same is dismissed within sixty (60)
          days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease or in the Premises, where such seizure is not discharged within sixty
          (60) days.

               (d) An assignment shall occur in violation of Article 12 hereof.

     11.2 LANDLORD'S REMEDIES. Upon the occurrence of an Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or equity, or elsewhere in this Lease or in any other agreement related to this Lease, to which Landlord may resort cumulatively or in the alternative:

               (a) Landlord may, at Landlord's election, terminate this Lease upon the delivery of written notice of such termination to Tenant. On the delivery of such notice, all Tenant's rights in the Premises and the Project, in all improvements located at the Premises, to revenues from the Premises, and to amounts which may otherwise be due from Landlord to Tenant under this Lease, shall terminate. Promptly after notice of termination, Tenant shall fulfill its obligations under
          Section 5.2 hereof and surrender and vacate the Premises in a broom clean condition, and Landlord may reenter and take possession of the Premises and eject all parties in possession or eject some and not others or eject none. Termination under this Subsection shall not relieve Tenant from the payment of any sum then due to Landlord or from any claim for damages previously accrued or then accruing against Tenant. Upon such termination, Landlord shall also be entitled to recover from Tenant (i) unpaid Rent or such other amounts which have been earned or are payable at the time of termination, and (ii) as liquidated damages and not as a penalty, a sum of money equal to the Rent and such other amounts and rental costs to be paid by Tenant to Landlord for the remainder of the Lease Term (the "ACCELERATED AMOUNT").

               (b) Landlord may, at Landlord's election, terminate Tenant's right to possession only, without terminating the Lease. Upon termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately and deliver possession of the Premises to Landlord, and Tenant hereby grants to Landlord the immediate right to enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession of the Premises with or without process of law, and to dispossess the others who may be occupying or within the Premises, without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom, without such entry and possession terminating the Lease or releasing Tenant from Tenant's obligation to pay Rent and to fulfill all other of Tenant's obligations under this Lease for the full Lease Term. Landlord shall be entitled to recover from Tenant (i) unpaid Rent or such other amounts which have been earned or are payable at the time of termination, and (ii) as liquidated damages and not as a penalty, the Accelerated Amount.

               (c) Landlord may, at Landlord's election, store Tenant's personal property, if any, for the account and at the cost of Tenant.

               (d) Whether or not Landlord elects to terminate the Lease, Landlord may, but shall be under no obligation to, relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Premises as a part of a larger area, the right to change the character or use of the Premises and the right to restrict prospective tenants to those whose business is compatible with the nature and character of the Premises). For the purpose of such reletting, Landlord may decorate or may make any repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient. If the Lease is not terminated and if the Premises is not relet, or if it is relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of any such decorations, repairs, changes, alterations and additions, the expenses of such reletting and the collection of the rent accruing therefrom (including, but not limited to, attorneys' fees and brokers' commissions), to satisfy the Rent and other charges herein provided to be paid for remainder of the term of this Lease, Tenant shall pay to Landlord promptly any deficiency, and Tenant agrees that Landlord may file suit to recover and recover any sum falling due under the terms of this Subsection from time to time.

               (e) The term "RENTAL COSTS" as used in this Lease shall be deemed to include, but shall not be limited by implication, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs, and expenses of preparation of the Premises or parts thereof for reletting.

               (f) For purposes of Sections 11.2(a) and (b) above, the present value (the "PRESENT VALUE") of the Accelerated Amount shall be computed by discounting the Accelerated Amount to the date of determination applying the rate on the United States Treasury obligation having a maturity equal to the balance of the Lease Term and having an asking price closest to par, as quoted by the Federal Reserve Bank of New York as published in the Federal Reserve Statistical Release H. 15 (519) on the date of determination (or the closest preceding date on which such rate is published), or any successor publication thereto. Landlord and Tenant agree that in the event of the exercise by Landlord of its remedy under Sections 11.2(a) or (b) hereof and the payment by Tenant of the Present Value of the Accelerated Amount, the cost to Landlord will be difficult to ascertain and that the Present Value of the Accelerated Amount constitutes a reasonable estimate of such cost and is not a penalty. Accordingly, if Tenant defaults, the parties agree that, except as may be otherwise expressly set forth herein to the contrary, the Present Value of the Accelerated Amount shall be the amount due from Tenant upon such default and Landlord shall not be obligated to mitigate its cost below such amount. Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that if Tenant fails to pay to Landlord the Present Value of the Accelerated Amount within thirty (30) days after notice of termination, then Tenant shall forfeit any right to have the Accelerated Amount discounted to Present Value pursuant to the provisions of this Section 11.2(f).

               (g) Landlord may, at Landlord's election, retain any or all amounts on deposit pursuant to Sections 3.2(a) and 3.3(b) hereof or otherwise and apply such amounts to Tenant's obligations hereunder.

               (h) In the event Landlord elects to terminate Tenant's right to possession only without terminating the Lease and without pursuing recovery of the Accelerated Amount, Landlord shall use "commercially reasonable efforts" to relet the Premises as the agent of Tenant and receive the rent therefor; and in the event of such reletting, Tenant shall pay Landlord the cost of reletting including brokerage and reasonable attorneys' fees and commissions, renovating, repairing and altering the Premises for a new tenant or tenants and any deficiency that may arise by reason of such reletting, on demand; provided, however, the failure of Landlord to relet the Premises shall not release or affect Tenant's liability for Rent or for damages and such Rent and damages shall be paid by Tenant on the dates specified herein. For purposes hereof,

          "commercially reasonable efforts" shall mean that Landlord has listed the Premises as available for leasing with a recognized brokerage firm and if Landlord has so listed the Premises, Landlord shall not be required to take any other action with respect to reletting the Premises nor shall Landlord be liable in any manner for failure to relet the Premises. The Rent payable by Tenant hereunder shall be reduced by the rent received by Landlord from such reletting.

     11.3 LANDLORD MAY PERFORM. Landlord shall have the right at any time, after not less than thirty (30) days notice to Tenant (or without notice with respect to matters described in Article 8, and in case of emergency or a hazardous condition or in case any fine, penalty, interest or cost may otherwise be imposed or incurred), to make any payment or perform any act required of Tenant under any provision in this Lease, and in exercising such right, to incur necessary and incidental costs and expenses, including reasonable attorneys' fees. Nothing herein shall obligate Landlord to make any payment or perform any act required of Tenant, and this exercise of the right to so do shall not constitute a release of any obligation or a waiver of any default. All payments made and all costs and expenses incurred in connection with any exercise of such right shall be reimbursed to Landlord by Tenant as Additional Rent.

                                  ARTICLE 12.
                            ASSIGNMENT AND SUBLETTING

     12.1 ASSIGNMENT BY TENANT. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, lease, sublet, grant, license or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises, or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed at any time.

     12.2 TENANT OWNERSHIP. If Tenant is a corporation (except a corporation whose stock is traded on a nationally recognized exchange), a limited liability company, a partnership, limited, limited liability or general, or a business trust and if at any time during the Lease Term, any part or all of the shares of the corporation, membership interests in the limited liability company, general partnership interest of the partnership, or beneficial interests of the trust shall be transferred by sale, issuance, assignment, bequest, operation or law or otherwise so as to result in a direct or indirect change in the present control of Tenant, such transfer shall constitute an assignment within the meaning of
Section 12.2 hereof. The acceptance by Landlord of payment after notice of such a transfer shall not constitute a waiver of Landlord's right at any time to treat such transfer as an Event of Default.

     12.3 RELATED ENTITY TRANSFERS. Notwithstanding anything contained in Sections 12.1 and 12.2 hereof to the contrary, Tenant may, without the consent of Landlord but with advance notice to Landlord, and without releasing or relieving Tenant of or from its obligations hereunder, from time to time and at any time (a) assign or otherwise transfer this Lease to or (b) sublet or otherwise permit the use of all or any portion of the Premises by, any of the following (each, a "RELATED ENTITY"): (i) any parent, subsidiary or affiliate corporation or entity; (ii) any corporation resulting from the consolidation or merger of Tenant into or with any other entity; or (iii) to or by any person, firm, entity or corporation acquiring a majority of Tenant's issued and outstanding capital stock or a substantial part of Tenant's physical assets. As used herein, the term "SUBSIDIARY" shall mean an entity of which Tenant owns one hundred percent (100%) of the capital stock thereof and an "AFFILIATE CORPORATION OR ENTITY" shall mean a person or business entity, corporate or otherwise, that, through one or more intermediaries, controls or is controlled by, or is under common control with Tenant or is purchasing the business which Tenant conducts at the Premises. The word "CONTROL" means the right and power to direct or cause the direction of the management and policies of a person or business entity, corporation or otherwise, through ownership of voting securities, by contract or otherwise.

     12.4 ASSIGNMENT DUE TO BANKRUPTCY.

               (a) In the event a petition is filed by or against Tenant under the Bankruptcy Code, Tenant, as debtor and debtor in possession, and any trustee who may be appointed, agree to adequately protect Landlord as follows:

                    (i) to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Premises an amount equal to all Rent due pursuant to this Lease; and

                    (ii) to perform each and every obligation of Tenant under
                         this Lease until such time as this Lease is either rejected or assumed by order of a court of competent jurisdiction; and

                   (iii) to determine within sixty (60) days after the filing of such petition whether to assume or reject this Lease; and

                    (iv) to give Landlord at least thirty (30) days prior
                         written notice, unless a shorter notice period is agreed to in writing by the parties, of any proceeding relating to any assumption of this Lease; and

                    (v) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code.

                         Tenant shall be deemed to have rejected this Lease in the event of the failure to comply with any of the above.

               (b) If Tenant or a trustee elects to assume this Lease subsequent to the filing of a petition under the Bankruptcy Code, Tenant, as debtor and as debtor in possession, and any trustee who may be appointed agree as follows:

                    (i) to cure each and every breach by Tenant within not more than thirty (30) days of assumption of this Lease; and

                    (ii) to compensate Landlord for any actual pecuniary loss
                         resulting from any existing breach, including without limitation, Landlord's reasonable costs, expenses and attorney's fees incurred as a result of the breach, as determined by a court of competent jurisdiction, within thirty (30) days of assumption of this Lease; and

                   (iii) in the event of an existing breach, to provide
                         adequate assurance of Tenant's future performance, including without limitation:

                         (1) the deposit of an additional sum equal to Rent for the remainder of the Lease Term to be held (without any allowance for interest thereon) to secure Tenant's obligations under the Lease; and

                         (2)  the production to Landlord of written
                              documentation establishing that Tenant has sufficient present and anticipated financial ability to perform each and every obligation of Tenant under this Lease; and

                         (3) assurances, in form acceptable to Landlord, as may be required under any applicable provision of the Bankruptcy Code; and

                    (iv) the assumption will not breach any provision of this
                         Lease; and

                    (v) the assumption will be subject to all of the provisions of this Lease unless the prior written consent of Landlord is obtained; and

                    (vi) the prior written consent to the assumption of any
                         mortgagee to which this Lease has been assigned as collateral security is obtained.

               (c) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept any assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment shall be furnished by Tenant to Landlord, setting forth:

                     (i) the name and address of such person; and

                    (ii) all the terms and conditions of such offer; and

                   (iii) the adequate assurance to be provided Landlord to
                         assure such person's future performance under the Lease, including without limitation, the assurances referred to in any applicable provision of the Bankruptcy Code, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept (or to cause its designee to accept) an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease. The adequate assurance to be provided Landlord to assure the assignee's future performance under the Lease shall include without limitation:

                         (1) the deposit of a sum equal to Rent for the remainder of the Lease Term to be held (without any allowance for interest thereon) as security for performance hereunder; and

                         (2) a written demonstration that the assignee meets all reasonable financial and other criteria of Landlord as did Tenant and its business at the time of execution of this Lease, including the production of the most recent audited financial statement of the assignee prepared by a certified public accountant; and

                    (3) the assignee's use of the Premises will be a Permitted Use; and

                    (4) assurances, in form acceptable to Landlord, as to all matters identified in any applicable provision of the Bankruptcy Code.

     12.5 NO RELEASE OF TENANT. Notwithstanding anything to the contrary contained in this Lease, and regardless of Landlord's consent, no assignment, encumbrance, subletting, transfer, lease or other permission for the use or occupancy of all or any part of the Premises shall, unless otherwise agreed by Landlord, release Tenant of Tenant's obligation to pay the Rent and other charges and to perform all other obligations to be performed by Tenant under this Lease. The acceptance of Rent and other charges by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment shall not be deemed consent to any subsequent assignment.

     12.6 TRANSFER OF LANDLORD'S RIGHTS. Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder and in the Premises. Such transfers or assignments, howsoever made, are to be fully binding upon and recognized by Tenant. Upon such transfer or assignment and the assumption of Landlord's obligations by the transferee, and subject to the provisions of Section 13.2 hereof, Landlord shall be relieved of all obligations under the Lease accruing subsequent to the date of transfer.

                                  ARTICLE 13.
                               GENERAL PROVISIONS

     13.1 ESTOPPEL CERTIFICATE. Tenant shall at any time, upon not less than ten
(10) days after the giving of written notice by Landlord, execute, acknowledge and deliver to Landlord or to such person designated by Landlord, a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (b) acknowledging that there are not, to the best of Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specify such defaults if they are claimed,
(c) acknowledging that there are no offsets, counterclaims or defenses to the obligations of Tenant under the Lease, and (d) certifying as to any other matters as may be reasonably requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. If Tenant does not execute, acknowledge and deliver the statement referred to in this Section within time set forth above, the information set forth therein shall be deemed true and correct.

     13.2 LANDLORD'S LIABILITY. The term "LANDLORD," as used in this Lease, shall mean only the owner or owners at the time in question of fee title to the Premises. In the event of any transfer of such title or interest, Landlord shall be released from all liability as respects Landlord's obligations thereafter to be performed, provided that Landlord's obligations are assumed by Landlord's transferee.

     13.3 SEVERABILITY. The invalidity of any provision of this Lease, or of its application to any person or circumstance as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     13.4 TIME OF ESSENCE. Time is of the essence hereof.

     13.5 CAPTIONS. Article and Section captions are not a part of this Lease.

     13.6 INCORPORATION OF PRIOR AGREEMENTS. This Lease and the attached exhibits set forth all the agreements, terms, covenants and conditions between Landlord and Tenant concerning the Premises and, except as aforesaid, there are no agreements, terms, covenants or conditions, oral or written, between them other than those herein contained. Except as otherwise provided herein, no amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless it is in writing and signed by each party.

     13.7 LANDLORD DEFAULT; TENANT'S REMEDIES.

               (a) In the event of any default by Landlord in the observance or performance of any obligation on Landlord's part to be observed or performed under this Lease, Tenant shall give Landlord written notice specifying such default with particularity and Landlord shall thereupon have thirty (30) days in which to cure any such default; provided, however, that if the nature of such default is such that more than thirty (30) days are required for its cure, then Landlord shall not be in default if Landlord commences performance within said thirty (30) day period and thereafter diligently prosecutes the same to completion within ninety (90) days of such notice. If Landlord fails to cure any such default after such notice and cure period, Tenant may, as its sole and exclusive remedy, commence an action against Landlord for specific performance and/or damages.

               (b) If Landlord shall fail to perform any covenant, term or condition of this Lease required to be performed by Landlord, if any, and if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises and out of Rent receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Premises, and neither Landlord nor its members, partners, officers, directors, managers, shareholders and lenders, nor their respective successors and assigns, shall be personally liable for any deficiency.

     13.8 NOTICES. All notices and demands hereunder shall be in writing, and shall be deemed to have been properly given or served as of (a) the date of personal delivery with acknowledgment of receipt; (b) three (3) business days after the same is deposited in the United States mail, prepaid, for delivery by registered or certified mail, return receipt requested; or (c) the first business day after the date delivered to a reputable overnight courier service providing proof of delivery. The initial addresses of Landlord and Tenant are set forth below:

     If to Landlord:     Petrie Development Corporation
                         P.O. Box 5128
                         Mankato, MN 56002-5128
                         Attention: Susan M. Matzke, President
                         Facsimile No: (507) 387-3420
                         Confirmation No.: (507) 387-2843

     With a copy to      Hinshaw & Culbertson
                         3100 Piper Jaffray Tower
                         222 South Ninth Street
                         Minneapolis, MN 55402
                         Attention: L.J. Rotman, Esq.
                         Facsimile No.: (612) 334-8888
                         Confirmation No.: (612) 334-2675

     If to Tenant:       CWC Incorporated
                         1983 Premier Drive
                         P.O. Box 4459
                         Mankato, MN 56002-4459
                         Attention: Mr. Richard C. Lueck
                         Facsimile: (507) 388-0406
                         Confirmation No.: (507) 388-0636

     With a copy to:     Gray, Plant, Mooty, Mooty & Bennett, P.A.
                         3400 City Center
                         33 South Sixth Street
                         Minneapolis, MN 55402
                         Attention: Laura J. Schoenbauer, Esq.
                         Facsimile: (612) 333-0066
                         Confirmation No.: (612) 343-2947

Such addresses may be changed at any time or from time to time or additional notice parties added, by notice as above provided.

     13.9 WAIVERS. No waiver by Landlord of any provision of this Lease shall be implied and, in order to be enforceable, all waivers by Landlord shall be in a written instrument duly executed by Landlord. No waiver by Landlord of any provision of this Lease shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the amount then due shall be deemed to be other than on account of the earliest rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as payment be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such payment or pursue any other remedy in this Lease provided.

     13.10 RECORDING. Tenant shall not record this Lease or any indicia hereof in any public record.

     13.11 HOLDING OVER. Tenant shall surrender the Premises upon the expiration of the Lease Term or earlier termination of the Lease. Any holdover not consented to by Landlord in writing shall not result in a new tenancy or interest and, in such case, Landlord may treat Tenant as a trespasser. If Tenant remains in possession of the Premises or any part thereof after the expiration of the Lease Term or the earlier termination hereof without the express written consent of Landlord, Tenant shall pay rent (for such holdover period) equal to the amount of one hundred fifty percent (150%) of the amount of Rent and other charges actually paid by Tenant under this Lease during the last full Lease Year.

     13.12 CUMULATIVE REMEDIES. Except as expressly provided herein, no remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity or otherwise available to Landlord.

     13.13 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

     13.14 BINDING EFFECT. This Lease shall bind and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns.

     13.15 SUBORDINATION; ATTORNMENT AND NON-DISTURBANCE.

               (a) This Lease, at the option of Landlord or any of its lenders, shall be subordinate to any ground lease, mortgage or any other hypothecation for security and any renewals, future advances, modifications, consolidations, replacements and extensions thereof, provided Tenant's rights hereunder continue to be recognized so long as no Event of Default exists.

               (b) Provided Tenant's rights hereunder continue to be recognized so long as no Event of Default exists, Tenant shall execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, ground lease or other security device, as the case may be.

               (c) In the event of (i) a sale, assignment, ground lease, mortgage or other transfer of Landlord's interest in the Premises or any portion thereof or in this Lease; or (ii) any proceedings brought for the foreclosure of, the granting of a deed in lieu of foreclosure of or the exercise of the power of sale under any mortgage or security agreement made by Landlord covering the Premises or any portion thereof, and provided that such mortgagee or other transferee shall agree to recognize Tenant's rights hereunder so long as an Event of Default has not occurred, Tenant shall attorn to the mortgagee or other transferee and recognize such mortgagee or other transferee as Landlord under this Lease.

               (d) In the event Landlord desires to convey the Premises pursuant to a sale/leaseback transaction, Tenant shall upon Landlord's request agree to terminate this Lease and enter into a new lease upon the same terms and conditions as set forth herein.

     13.16 ATTORNEY'S FEES. If Landlord retains an attorney to enforce the terms of or determine rights under this Lease, Landlord shall be entitled to recover reasonable costs, attorneys' fees and expenses, including those incurred at the appellate level. In the event that Landlord fails to fulfill its obligations hereunder and Tenant commences an action against Landlord under Section 13.7(a) hereof, the party prevailing in such action shall be entitled to its reasonable attorneys' fees and expenses.

     13.17 CORPORATE AUTHORITY. Each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution, and that this Lease is binding upon Tenant in accordance with its terms. Tenant shall, contemporaneous with the execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant authorizing or ratifying the execution and delivery of this Lease.

     13.18 NO JOINT VENTURE. Landlord and Tenant, by entering into this Lease or consummating the transactions contemplated hereby, shall not be considered partners or joint venturers.

     13.19 QUIET ENJOYMENT. Provided Tenant pays the Rent herein recited and performs all of Tenant's other covenants and agreements herein contained, Landlord covenants that Tenant shall peacefully have, hold and enjoy the Premises, subject to all the other provisions herein contained.

     13.20 MORTGAGE FINANCING. In the event Landlord desires to obtain mortgage financing and Landlord's mortgagee or mortgagees reasonably request certain modifications or amendments to this Lease, then Tenant, on not less than twenty
(20) days advance notice, agrees to execute such modifications or amendments as required. Notwithstanding the foregoing, Tenant shall not be required to execute any modifications or amendments to this Lease which shall modify the provisions of this Lease relating to the amount of Rent or other charges or costs to be paid by Tenant, Tenant's rights or obligations under the Lease, the size of the Premises, notice periods, notice requirements, cure periods, the duration of the term of this Lease, or otherwise subject Tenant to additional cost, expense, risk, liability or obligations. Tenant agrees to cooperate with Landlord's efforts in obtaining said mortgage financing provided there is no cost or expense to Tenant.

     13.21 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute and be construed as one and the same instrument.

     13.22 BROKERS. Each party hereto does hereby indemnify and agree to hold the other harmless from and against any and all claims, fees, commissions and suits of any real estate broker or agent with respect to services claimed to have been rendered at the request of or through or under such party in connection with the execution of this Lease or the transactions set forth herein.

     13.23 FINANCIAL STATEMENTS. Tenant shall deliver to Landlord (a) within 120 days after the end of each calendar year annual audited operating statements for Tenant and a copy of the balance sheet of Tenant as of the end of such year, and related statements of income and retained earnings and changes in financial position for such year, and (b) such other information as Landlord may from time to time reasonably request. All financial statements of Tenant delivered to Landlord shall be true and correct in all respects, shall be prepared in accordance with GAAP, and fairly present the financial condition of the subject thereof as of the dates thereof. None of the aforesaid financial statements, or any certificate or statement furnished to Landlord by or on behalf of Tenant in connection with the transactions contemplated hereby, shall contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein or herein not misleading. All financial statements of Tenant delivered to Landlord under this Section shall be treated confidentially by Landlord and its lenders and all parties that have access to such information shall execute a confidentiality agreement in form and content satisfactory to Tenant, in its sole discretion, prior to having access of such information.

     13.24 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Lease is or will be made and delivered in the State and shall be governed by and construed and interpreted in accordance with the laws of the United States of America and the State, without regard to principles of conflict of laws. All judicial actions, suits or proceedings brought by or against Landlord or Tenant with respect to its rights, obligations, liabilities or any other matter under or arising out of or in connection with this Lease or any transaction contemplated hereby or for recognition or enforcement of any judgment rendered in any such proceedings shall be brought in any state or federal court in the State. By execution and delivery of this Lease, Landlord and Tenant accept, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agree to be bound by any final judgment rendered thereby in connection with this Lease or any transaction contemplated hereby from which no appeal has been taken or is available. Tenant and Landlord each hereby irrevocably waive any objections, including without limitation any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which either may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Tenant and Landlord acknowledge that final judgment against it in any action, suit or proceeding referred to in this Section shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the same.

     13.25 "AS IS" LEASE. Notwithstanding anything to the contrary herein contained, Tenant expressly understands, acknowledges and agrees that the lease of the Premises shall be made by Landlord to Tenant on an "as is, where is" basis, and "with all faults," and Tenant acknowledges that Tenant has agreed to lease the Premises in its present condition and that Tenant is relying solely on its own examination and inspections of the Premises and not on any statements or representations made by Landlord or any agents or representatives of Landlord. Additionally, Tenant hereby acknowledges that, Landlord makes no warranty or representation, express or implied, or arising by operation of law, including, but in no way limited to, any warranty of condition, habitability, merchantability, or fitness for a particular purpose of the Project, the Premises or any portion thereof. Landlord hereby specifically disclaims any warranty, guaranty or representation, oral or written, past, present or future, of, as to, or concerning: (a) the nature and condition of the Project, the Premises or any part thereof, including but not by way of limitation, as to its water, soil or geology, or the suitability thereof, for any and all activities and uses which Tenant may elect to conduct thereon, or any improvements Tenant may elect to construct thereon, or any income to be derived therefrom or expenses to be incurred with respect thereto, or any obligations or any other matter or thing relating to or affecting the same; (b) the absence of any Hazardous Substances on, in or under the Project on, in or under any land adjacent to or abutting the Land; (c) the manner of construction or condition or state of repair or lack of repair of the Project; (d) the nature or extent of any easement, restrictive covenant, right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or other similar matter pertaining to the Project, the Premises or any portion thereof; and (e) the compliance of the Project, the Premises or the operation of the Project, the Premises or portion thereof with any Legal Requirements.

     13.26 THIRD PARTY BENEFICIARY. There are no third party beneficiaries of this Lease, intended or otherwise.

     13.27 TENANT PUT. Provided no Event of Default shall exist on the first anniversary of the Commencement Date, Tenant shall have the right to elect to terminate this Lease with respect to a portion of the Premises, the size of which Tenant may specify, not to exceed fifty percent (50%) of the Premises (exclusive of the Common Areas) with notice of its election, but, subject to the conditions herein, the location of which Landlord shall specify. Provided no Event of Default shall exist on the second anniversary of the Commencement Date, Tenant shall have the right to elect to terminate this Lease with respect to a portion of the Premises, the size of which Tenant may specify, not to exceed fifty percent (50%) of the Premises (exclusive of the Common Areas) with notice of its election, but, subject to the conditions herein, the location of which Landlord shall specify. The applicable location specified by Landlord is referred to herein as the "PUT PREMISES". In specifying the applicable Put Premises under this Section, Landlord shall not include in the Put Premises that portion of the Premises that is cross-hatched in Exhibit "D-2" attached hereto and shall consult with Tenant, shall act reasonably and in good faith and shall endeavor to take into account concerns regarding contiguity, leasehold improvements, Tenant's operational needs, a balance of interior and exterior space and a balance of finished and unfinished space. In specifying the Put Premises with respect to the second election by Tenant under this Section, if any, Landlord may not specify any portion of the Improvements which are not on, the date of such election, included within the Premises; shall include the systems network room in the Put Premises and shall consult with Tenant, shall act reasonably and in good faith and shall endeavor to take into account concerns regarding contiguity, leasehold improvements, Tenant's operational needs, a balance of interior and exterior space and a balance of finished and unfinished space. In addition, if, at the time of the second election, Tenant has not exercised the first election, the Put Premises shall not include that portion of the Premises that is cross-hatched on Exhibit "D-2." The first election under this Section, if made by Tenant, shall be delivered to Landlord in writing prior to the first anniversary of the Commencement Date and shall be effective on the second anniversary of the Commencement Date. The second election under this Section, if made by Tenant shall be delivered to Landlord in writing prior to the second anniversary of the Commencement Date and shall be effective on the third anniversary of the Commencement Date. The applicable effective date of an election under this Section is referred to herein as the "PUT DATE". Such elections, once made by Tenant by the delivery of notice, as aforesaid, shall be irrevocable. Such elections may only be made once by Tenant and if such elections are not, or may not be, made, as aforesaid, Tenant shall have no further rights under this Section. In the event Tenant does not, or may not, make the first election under this Section, Tenant shall continue to be entitled to make the second election under this Section. On or before the applicable Put Date, Tenant shall remove itself from possession of the applicable Put Premises and, with respect to such Put Premises, comply with all other provisions of this Lease applicable upon the expiration of the Lease Term. From and after the applicable Put Date, the term "Premises" shall mean the Premises other than the applicable Put Premises. On the applicable Put Date, Landlord shall adjust the amount of Base Rent to be paid by Tenant and Tenant's Share to properly reflect the reduction in the size of the Premises by the size of the applicable Put Premises. Following the applicable Put Date, Landlord shall have the right, at its sole cost and expense, to enter the Premises for purposes of constructing demising walls, doors, corridors and related work which Landlord determines to be necessary to properly separate and divide the applicable Put Premises.

     13.28 TENANT TERMINATION. Provided no Event of Default shall exist on the fourth anniversary of the Commencement Date, Tenant shall have the right to elect to terminate this Lease. Such election, if made by Tenant, shall be delivered to Landlord in writing prior to the fourth anniversary of the Commencement Date and shall be effective on the fifth anniversary of the Commencement Date. Such election, once made by Tenant by delivery of notice, as aforesaid, shall be irrevocable. If such election is not, or may not be, made, as aforesaid, Tenant shall have no further rights under this Section.

     13.29 RECAPTURE. Upon not less than twelve (12) months notice to Tenant, Landlord shall have the right to elect to recapture and terminate this Lease with respect to all or any portion of the Premises cross-hatched on Exhibit "D-1" attached hereto which

Landlord may specify. Upon not less than 120 days notice to Tenant, Landlord shall have the right to elect to recapture and terminate this Lease with respect to all or any portion of the Premises cross-hatched on Exhibit "D-2" attached hereto which Landlord may specify. At any time on or after the fourth anniversary of the Commencement Date, upon not less than twelve (12) months notice to Tenant, Landlord shall have the right to elect to recapture and terminate this Lease with respect to all or any portion of the Premises cross-hatched on Exhibit "D-3" attached hereto which Landlord may specify. Any portion of the Premises which Landlord may specify for recapture under this
Section is referred to herein as the "RECAPTURED PREMISES". In the event that the Recaptured Premises are less than the Premises, in specifying the Recaptured Premises, Landlord shall consult with Tenant, shall act reasonably and in good faith and shall endeavor to take into account concerns regarding contiguity, leasehold improvements, Tenant's operational needs, a balance of interior and exterior space and a balance of finished and unfinished space. Such election, if made by Landlord, shall be delivered to Tenant in writing. Such election may be made by Landlord from time to time and as often as Landlord shall determine. In the event Landlord elects to recapture and terminate this Lease as provided in this Section, such election shall be effective on the date specified by Landlord (such effective date is referred to herein as a "RECAPTURE DATE"). On or before the applicable Recapture Date, Tenant shall remove itself from possession of the Recaptured Premises and, with respect to the Recaptured Premises, comply with all other provisions of this Lease applicable upon the expiration of the Lease Term. In the event that the Recaptured Premises are less than the Premises, from and after the Recapture Date, the term "Premises" shall mean the Premises other than the Recaptured Premises, on the applicable Recapture Date Landlord shall adjust the amount of Base Rent to be paid by Tenant and Tenant's Share to properly reflect the reduction in the size of the Premises by the size of the Recaptured Premises and following the applicable Recapture Date, Landlord shall have the right, at its sole cost and expense, to enter the Premises for purposes of constructing demising walls, doors, corridors and related work which Landlord determines to be necessary to properly separate and divide the Recaptured Premises.

     IN WITNESS WHEREOF, Tenant and Landlord have executed this Lease as of the date set forth above.

                                               "LANDLORD"

                                        PETRIE DEVELOPMENT CORP.,
                                        a Minnesota corporation

                                        By /s/ Susan M. Matzke
                                           ----------------------------
                                           Its President
                                               ------------------------


                                               "TENANT"

                                        CWC INCORPORATED,
                                        a Minnesota corporation

                                        By /s/ Richard C. Lueck
                                           ----------------------------
                                           Its VP Corporate Services
                                               ------------------------

                                  SCHEDULE "1"

                                   DEFINITIONS
                                   -----------

For purposes of this Lease, the following words and terms shall have the following meanings ascribed to them:

(a)  "ACCELERATED AMOUNT" shall have the meaning ascribed to such term in
     Section 11.2(a) hereof.

(b) "ADDITIONAL RENT" shall mean all costs, expenses, charges and other amounts owed by Tenant to Landlord hereunder, other than Base Rent. Additional Rent shall include Tenant's Share of Impositions and Operating Expenses, as well as any cost incurred by Landlord in fulfilling Tenant's obligations hereunder. Additional Rent shall be due and payable on the earlier of the date Landlord advances funds or demand, unless specifically provided to the contrary in this Lease.

(c) "AWARD" shall have the meaning ascribed to such term in Section 10.1 hereof.

(d)  "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, as amended.

(e) "BASE RENT" shall have the meaning ascribed to such term in Section 3.1 hereof.

(f)  "COMMENCEMENT DATE" shall mean the date of this Lease.

(g) "COMMON AREAS" shall mean, to the extent applicable, all parking areas, driveways, entrances, exits, loading docks, pick-up stations, sidewalks, ramps, landscaped areas, exterior stairways, public elevators, escalators, hallways, lobbies, and other areas and improvements provided by Landlord for the common use of tenants of the Project, the guests, customers, and employees of tenants of the Project, and all other portions of the Project that are not leased to Tenant or other tenants of the Project or otherwise leasable, including mechanical rooms and bathrooms available to more than one tenant.

(h) "DEFAULT" shall mean an event which but for the giving of notice or passage of time, or both, would constitute an Event of Default hereunder.

(i) "DEFAULT RATE" shall mean the annual rate of interest of fifteen percent (15%), or such lesser amount as may be the maximum amount permitted by applicable law. In the event that Rent is not paid when due, the amount of Rent not so paid shall bear interest at the Default Rate from the date due until the date paid.

(j) "ENVIRONMENTAL REGULATION(S)" means any law, rule, regulation or permit relating to the environment, human health or safety now existing or hereafter enacted.

(k)  "EVENT OF DEFAULT" shall have the meaning ascribed to such term in Section
     11.1 hereof .

(l) "GAAP" shall mean generally accepted accounting principles as in effect in the United States on the Commencement Date applied on a consistent basis.

(m) "GOVERNMENTAL AUTHORITY" means any federal, state, or local governmental body including elected bodies, departments, agencies, commissions, boards or instrumentalities having or purporting to have jurisdiction over Landlord, Tenant, the Project, the Premises or the business conducted or to be conducted from the Project or the Premises.

(n) "HAZARDOUS SUBSTANCES" means any substance, pollutant or contaminant, as those terms are now or hereafter defined in any Environmental Regulation, and specifically includes, but is not limited to, lead oxide, asbestos, asbestos-containing materials, petroleum, or petroleum-based products, formaldehyde, and polychlorinated biphenyls.

(o) "IMPOSITIONS" shall mean all real estate taxes of every kind and nature imposed upon or assessed of or against Landlord with respect to the Project, Tenant or any portion of the Project or interest therein, all charges for any easement or agreement maintained for the benefit of any portion of the Project, all installments of general and special assessments (payable over the longest period allowed by the assessing authority), levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges, levies or taxes, whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed of or against Landlord with respect to the Project, Tenant or any portion of the Project or interest therein, together with any penalties or interest on any of the foregoing to the extent Tenant has not provided Landlord with funds with respect to the payment of such taxes and charges under Section 3.2(a) hereof.

(p) "IMPROVEMENTS" shall mean all buildings, structures and improvements now located or hereafter constructed on the Land and all fixtures and equipment attached to, forming a part of and necessary for the operation of such buildings, structures and improvements.

(q) "INSURED CASUALTY" shall have the meaning ascribed to such term in Article 9 hereof.

(r) "LAND" shall mean that certain real property located in Blue Earth County, Minnesota and legally described on EXHIBIT "A" attached hereto, together with all easements and rights benefitting or appurtenant to such real property.

(s) "LANDLORD" shall mean Galt Investments, L.L.C., a Nevada limited liability company, and its successors and assigns.

(t)  "LEASE" shall mean this Lease Agreement.

(u) "LEASE TERM" shall mean the period from the Commencement Date through and including a date ten (10) years thereafter.

(v) "LEASE YEAR" shall mean a full calendar year, provided that the first and last Lease Years shall be determined in accordance with Section 2.5 hereof.

(w) "LEGAL REQUIREMENTS" shall mean all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, agreements, rules, regulations and requirements pertaining to the Project including any applicable insurance, environmental, zoning or building, use and land use laws, ordinances, rules or regulations and all covenants, restrictions and conditions now or hereafter of record which may be applicable to any of the Project, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, construction, repair or reconstruction of any of the Project.

(x) "OPERATING EXPENSES" shall mean all costs and expenses of owning, operating, maintaining repairing, restoring and replacing all or any portion of the Project. Operating Expenses shall include all costs and expenses of protecting, operating, managing the Project (including attorneys' and other professional fees, except those related to negotiation or enforcement of leases), repairing, repaving, lighting, cleaning, painting, striping, insuring, removing of snow, ice and debris, police protection, security and security patrol, fire protection, regulating traffic, inspecting, repairing and maintaining of machinery and equipment used in the operation of the Common Areas, including heating, ventilating and air conditioning machinery and equipment, depreciation of machinery and equipment providing heating, ventilating and air conditioning for the interior Common Areas, cost and expense of inspecting, maintaining, repairing and replacing storm and sanitary drainage systems, sprinkler and other fire protection systems, electrical, gas, water, telephone and irrigation systems, cost and expense of repairing and replacing the Project and the exterior of the buildings in the project, including, but not limited to floors, roofs, skylights, elevators, walls, stairs and signs, cost and expense of installing, maintaining and repairing burglar or fire alarm systems, if installed, cost and expense of landscaping and shrubbery, expense of utilities, reasonable property management costs. The following shall not be included in Operating Expenses: (a) interest or payments on any financing for the Project; (b) any expenses resulting from the gross negligence of the Landlord, its agents or employees; (c) any items for which Landlord is reimbursed by insurance; (d) the cost of providing improvements within or services to or allowances for the benefit of the premises and for the individual use of any other tenants in the Project at any time, and any improvements to the common areas; (e) any other cost or expense otherwise paid by Tenant under the Lease; (f) leasing commissions;
     (g) fines and penalties incurred other than as a result of a Default; (h) prior to the earlier to occur of a Put Date or a Recapture Date, property management fees; (i) legal expenses incident to the enforcement by Landlord of any terms of any lease; (j) compensation paid to any employee of Landlord, other than compensation paid to employees of Landlord in connection with the Project; (k) costs of travel, entertainment and promotion; (l) any costs associated with dividing the Premises; and (m) capital expenditures and other expenditures for improvements, except (a) the amortized amount of those made to reduce operating expenses, provided the savings achieved is the same as or greater than the amortized capital expenditure, and (b) the amortized amount of those made to comply with governmental laws, or ordinances, regulations or orders applicable to the Project.

(y) "PERMITTED USE" shall mean the use of the Premises as an office, warehouse and light industrial facility in compliance with all Legal Requirements and the terms and conditions of this Lease.

(z) "PREMISES" shall mean that portion of the Project depicted as such on EXHIBIT "C" attached hereto, consisting of approximately 63,259 square feet. Prior to the earlier to occur of a Put Date or a Recapture Date, the Premises shall be deemed to include the Common Areas. As such, until such date, the provisions of Sections 2.2 and 2.3 hereof shall have no force or effect.

(aa) "PRESENT VALUE" shall have the meaning ascribed to such term in Section 11.2(f) hereof.

(bb) "PROHIBITED CASUALTY" shall have the meaning ascribed to such term in
     Article 9 hereof.

(cc) "PROHIBITED TAKING" shall have the meaning ascribed to such term in Section
     10.1 hereof.

(dd) "PROJECT" shall mean the collective reference to the Land and Improvements, which are located at 1983 Premier Drive, Mankato, Minnesota consisting of one building which contains approximately 63,259 square feet.

(ee) "PUT DATE" shall have the meaning ascribed to such term in Section 13.27 hereof.

(ff) "PUT PREMISES" shall have the meaning ascribed to such term in Section
     13.27 hereof.

(gg) "RECAPTURE DATE" shall have the meaning ascribed to such term in Section
     13.29 hereof.

(hh) "RECAPTURED PREMISES" shall have the meaning ascribed to such term in
     Section 13.29 hereof.

(ii) "RELATED ENTITY" shall have the meaning ascribed to such term in Section
     12.3 hereof.

(jj) "RENT" shall mean the sum of Base Rent and Additional Rent.

(kk) "RULES" shall mean those reasonable rules and regulations adopted for all tenants within the Project from time to time by Landlord with respect to the use and care of the Project.

(ll) "STATE" shall mean the State in which the Project is located.

(mm) "TENANT" shall mean CWC Incorporated, a Minnesota corporation.

(nn) "TENANT'S SHARE" shall mean 100%, until the occurrence of a Put Date or Recapture Date, at which time Tenant's share shall be reduced as provided in Sections 13.27 or 13.29 hereof.

                                                                   Exhibit 10.5


                                   EXHIBIT "A"

                            LEGAL DESCRIPTION OF LAND
                            -------------------------


        Lot 2, Block 1, Eastwood Industrial Centre, Blue Earth County,
Minnesota.

                                   EXHIBIT "B"

                                    BASE RENT
                                    ---------

                                                   Monthly Amount
                Dates                               of Base Rent
                -----                               ------------
            [months 1-60]                           [$45,833.33]
           [months 61-120]                          [$48,124.99]

                                 EXHIBIT "C"

                            DEPICTION OF PREMISES
                            ---------------------


                                  [DIAGRAM]

                                   EXHIBIT D-1
                                   -----------


                        [20% PROTECTED/12 MONTHS NOTICE]
                        --------------------------------

                                    [DIAGRAM]

                                   EXHIBIT D-2
                                   -----------

                        [55% UNPROTECTED/120 DAY NOTICE]
                        --------------------------------

                                    [DIAGRAM]



                                        +
                                        -

                                   EXHIBIT D-3
                                   -----------


                 [25% PROTECTED/12 MONTHS NOTICE AFTER 4 YEARS]
                 ----------------------------------------------

                                    [DIAGRAM]